                                                                      Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1999.



                                              By: /s/ Paul A. Allaire
                                                  _______________________
                                                    Paul A. Allaire
                                                    Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                                   By: /s/ Carla A. Hills
                                                       _______________________
                                                         Carla A. Hills
                                                         Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                                 By: /s/ Drew Lewis
                                                     _______________________
                                                       Drew Lewis
                                                       Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                             By: /s/ Richard A. McGinn
                                                 _______________________
                                                   Richard A. McGinn
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                                   By: /s/ Paul H. O'Neill
                                                       _______________________
                                                         Paul H. O'Neill
                                                         Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of July, 1999.



                                                     By: /s/ Donald S. Perkins
                                                         _______________________
                                                           Donald S. Perkins
                                                           Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                                 By: /s/ Henry B. Schacht
                                                     _______________________
                                                     Henry B. Schacht
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                                  By:  /s/ Franklin A. Thomas
                                                       _______________________
                                                       Franklin A. Thomas
                                                       Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                                    By: /s/ John A. Young
                                                        _______________________
                                                          John A. Young
                                                          Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
S. Lusk as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                           By: /s/ Donald K. Peterson
                                               _______________________
                                                 Donald K. Peterson
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement or registration statements, with respect to up to $1,800,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities") to be offered by the Company and any registration statement relating thereto filed under the provisions of Rule 462(b) under the Act; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file such registration statements with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of July, 1999.



                                             By: /s/ James S. Lusk
                                                 _______________________
                                                   James S. Lusk
                                                   Vice President and Controller